                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. [ ])

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                          Enterprise Accumulation Trust

                     --------------------------------------
                (Name of Registrant as Specified in Its Charter)

           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

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(2)      Aggregate number of securities to which transaction applies:

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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)      Proposed maximum aggregate value of transaction:

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(5)      Total fee paid:

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


[ ]      Fee paid previously with preliminary materials:

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[ ]      Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

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(2)      Form, Schedule or Registration Statement No.:

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(3)      Filing Party:

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(4)      Date Filed:

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

                         ENTERPRISE ACCUMULATION TRUST
                            ATLANTA FINANCIAL CENTER
                      3343 PEACHTREE ROAD, N.E., SUITE 450
                               ATLANTA, GA 30326

                             ---------------------

                           IMPORTANT PROXY MATERIALS
                  PLEASE PROVIDE YOUR VOTING INSTRUCTIONS NOW!
                                JANUARY 14, 2002

                             ---------------------

Dear Contractholder:

    We are inviting you to provide voting instructions on certain proposals relating to the management and operation of the Enterprise mutual fund (each, a "Portfolio" and collectively, the "Portfolios") used to provide you benefits under your variable annuity contract and/or variable life insurance policy (each, a "Contract" and collectively, the "Contracts") issued by MONY Life Insurance Company ("MONY") and its affiliate, MONY Life Insurance Company of America ("MONY America") (each, a "Company" and collectively, the "Companies"). A shareholder meeting of your Portfolio and other Portfolios of Enterprise Accumulation Trust (the "Trust") is scheduled for March 29, 2002. This package contains information about the proposals and includes materials you will need to provide your voting instructions.

    The Board of Trustees (the "Board") of the Trust has reviewed the proposals and has recommended that the proposals be presented to you for consideration. Although the Board has determined that the proposals are in your best interest, the final decision is yours.

    To help you understand the proposals, we are including a section that answers commonly asked questions. The accompanying proxy statement includes a detailed description about the proposals.

    Please read the enclosed materials carefully and provide your voting instructions.

TO PROVIDE YOUR VOTING INSTRUCTIONS, YOU MAY USE ANY OF THE FOLLOWING METHODS:

    - By Mail. Please complete, date and sign your voting instruction card before mailing it in the enclosed postage-paid envelope.

    - By Internet. Have your voting instruction card available. Go to the web site on the proxy card. Enter your control number from your voting instruction card. Follow the simple instructions found on the web site.

    - By Telephone. Have your voting instruction card available. Call the toll free number on the proxy card. Enter your control number from your voting instruction card. Follow the simple instructions.

    If you have any questions before submitting your voting instructions, please call 1-800-487-6669. We're glad to help you understand the proposals and assist you. Thank you for your participation.

                                          Sincerely,

                                          /s/ VICTOR UGOLYN
                                          VICTOR UGOLYN
                                          Chairman, President and Chief
                                          Executive
                                          Officer

                IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND
                   GIVE VOTING INSTRUCTIONS ON THE PROPOSALS

     Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q. WHAT PROPOSALS AM I BEING ASKED TO CONSIDER?

A. The purpose of the proxy is to ask you to provide voting instructions to approve changes to your Portfolio's fundamental investment restrictions.

Q. WHY AM I RECEIVING PROXY INFORMATION ON PORTFOLIOS THAT I DO NOT OWN?

A. All of the Portfolios are series of the Trust. Contractholders of each Portfolio are being asked to approve the same proposals, so most of the information that must be included in a proxy statement for your Portfolio needs to be included in a proxy statement for the other Portfolios as well. Therefore, in order to save money for your Portfolio, one proxy statement has been prepared.

Q. WHY AM I RECEIVING MORE THAN ONE PROXY STATEMENT OR MORE THAN ONE MAILING?

A. If your investment is allocated among more than one Portfolio in your Contract, you will receive a voting instruction card for each Portfolio. Each voting instruction card should be completed.

Q. WHAT ARE "FUNDAMENTAL" INVESTMENT RESTRICTIONS, AND WHY ARE THEY PROPOSED TO BE CHANGED?

A. "Fundamental" investment restrictions are limitations placed on a Portfolio's investment policies that can be changed only by a shareholder vote -- even if the changes are minor. The law requires certain investment policies to be designated as fundamental. Each Portfolio adopted a number of fundamental investment restrictions, and some of those fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Others reflect regulatory requirements that, while still in effect, do not need to be classified as fundamental restrictions.

   The Board believes that certain fundamental investment restrictions that are not legally required should be eliminated. The Board also believes that other fundamental restrictions should be modernized and made more uniform. The reason for these changes is to provide greater investment flexibility for the Portfolios.

Q. DO THE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS MEAN THAT MY PORTFOLIO'S INVESTMENT OBJECTIVE IS BEING CHANGED?

A. No. Although the proposals, if approved, would reduce current restrictions on the investment policies of each Portfolio, giving the portfolio managers of each Portfolio greater flexibility, a change in these restrictions will not alter the Portfolio's investment objective.

Q. WHAT WILL BE THE EFFECT OF THE PROPOSED CHANGE TO MY PORTFOLIO'S FUNDAMENTAL RESTRICTIONS?

A. The Board does not believe that the proposed changes to the fundamental investment restrictions will result in a major restructuring of any Portfolio's investment portfolio. The changes will allow each applicable Portfolio greater flexibility to respond to investment opportunities. By making certain investment policies and restrictions non-fundamental, the Board may make changes in the future that it considers desirable without the necessity of a shareholder vote and the related additional expenses. A shareholder vote is not necessary for changes to non-fundamental investment policies or restrictions.

Q. HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?

A. We need the affirmative vote of a majority of each Portfolio's outstanding voting securities, as defined by the Investment Company Act of 1940.

Q. WHAT IF WE DO NOT HAVE ENOUGH VOTING INSTRUCTIONS TO MAKE THIS DECISION BY THE SCHEDULED SHAREHOLDER MEETING DATE?

A. If we do not receive sufficient voting instructions to approve the proposals
   at the meeting, we [or                , a proxy solicitation firm,] may
   contact you by mail or telephone to encourage you to provide voting instructions. Contractholders should review the proxy materials and provide voting instructions to avoid the expense of additional mailings or telephone calls. If we do not have enough voting instructions to approve the proposals by the time of the shareholder meeting at 3 p.m. on March 29, 2002, the meeting may be adjourned to permit further solicitation of voting instructions.

Q. HAS THE BOARD APPROVED THE PROPOSALS?

A. Yes. The Board has approved the proposals and recommends that you provide voting instructions to approve them.

Q. HOW DO MY VOTING INSTRUCTIONS AFFECT THE VOTE?

A. The separate accounts of the Companies that issued your Contracts are the record owners of the shares of the Portfolios, and are entitled to vote the shares. These Companies have passed the right to vote on these proposals through to you and will vote in accordance with your instructions. The Companies will vote 100% of the shares of each Portfolio held by their respective separate accounts. If you do not give voting instructions for the shares of the Portfolios held in your Contract, the Companies will vote such shares in the same proportion as they vote shares for which they have received instructions. The record date for determining the number of shares outstanding and the contractholders entitled to give voting instructions is December 30, 2001.

Q. HOW DO I PROVIDE VOTING INSTRUCTIONS?

A. You can provide voting instructions by completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to provide voting instructions, please call 1-800-487-6669.

   You may also provide voting instructions via the Internet. To do so, have your voting instruction card available and go to the web site on the proxy card. Enter your control number from your voting instruction card and follow the instructions found on the web site.

   Finally, you can also provide voting instructions by telephone. To do so, have your voting instruction card available and call the toll free number on it. Enter your control number from your voting instruction card and follow the simple instructions given.

Q. HOW DO I SIGN THE VOTING INSTRUCTION CARD?

A. Individual Accounts: Contractholders should sign exactly as their names appear on the account registration shown on the card.

   Joint Accounts: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

   All Other Accounts:  The person signing must indicate his or her capacity.

   For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

     The attached proxy statement contains more detailed information about the proposals. Please read it carefully.

                         ENTERPRISE ACCUMULATION TRUST

                           MULTI-CAP GROWTH PORTFOLIO
                         SMALL COMPANY GROWTH PORTFOLIO
                         SMALL COMPANY VALUE PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                                EQUITY PORTFOLIO
                            EQUITY INCOME PORTFOLIO
                                GROWTH PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL GROWTH PORTFOLIO
                               BALANCED PORTFOLIO
                               MANAGED PORTFOLIO
                           HIGH-YIELD BOND PORTFOLIO

                            ATLANTA FINANCIAL CENTER
                           3343 PEACHTREE ROAD, N.E.
                                   SUITE 450
                               ATLANTA, GA 30326

                             ---------------------

                                   NOTICE OF
                     JOINT SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                 MARCH 29, 2002
                             ---------------------

To Our Shareholders:

    A joint special meeting of the shareholders of each of the above-listed Portfolios (the "Meeting") will be held at the offices of Enterprise Accumulation Trust, Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326 on March 29, 2002 at 3 p.m., Eastern time. The purpose of the Meeting is to consider and act upon the following proposals:

        1. For each Portfolio, to approve changes to the Portfolio's fundamental investment restrictions or policies relating to the following:

           (a) portfolio diversification;

           (b) issuing senior securities, borrowing money or pledging assets;

           (c) buying and selling real estate;

           (d) buying and selling commodities and commodity contracts;

           (e) portfolio concentration;

           (f) engaging in underwriting;

           (g) making loans;

           (h) certain other investment restrictions as described in the attached Proxy Statement;

        2. For each Portfolio, to transact such other business as may properly come before the Meeting.

    The Board has fixed the close of business on December 30, 2001 as the record date for determining the number of shares outstanding and the contractholders entitled to provide voting instructions at the Meeting and any adjournments thereof. If you attend the Meeting, you may give voting instructions in person.

    EACH CONTRACTHOLDER SHOULD GIVE VOTING INSTRUCTIONS BY COMPLETING, DATING, SIGNING AND RETURNING EACH ENCLOSED VOTING INSTRUCTION CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE. CONTRACTHOLDERS CAN ALSO PROVIDE VOTING INSTRUCTIONS THROUGH THE INTERNET OR BY TELEPHONE USING THE "CONTROL" NUMBER THAT APPEARS ON THE ENCLOSED VOTING INSTRUCTION CARD AND FOLLOWING THE SIMPLE INSTRUCTIONS. THE BOARD RECOMMENDS THAT CONTRACTHOLDERS PROVIDE VOTING INSTRUCTIONS TO VOTE "FOR" THE PROPOSALS.

                                          By order of the Board,

                                          CATHERINE R. MCCLELLAN
                                          Secretary

Dated: January 14, 2002

                               PRELIMINARY COPIES

                         ENTERPRISE ACCUMULATION TRUST

                           MULTI-CAP GROWTH PORTFOLIO
                         SMALL COMPANY GROWTH PORTFOLIO
                         SMALL COMPANY VALUE PORTFOLIO
                         CAPITAL APPRECIATION PORTFOLIO
                                EQUITY PORTFOLIO
                            EQUITY INCOME PORTFOLIO
                                GROWTH PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                         INTERNATIONAL GROWTH PORTFOLIO
                               BALANCED PORTFOLIO
                               MANAGED PORTFOLIO
                           HIGH-YIELD BOND PORTFOLIO

                            ATLANTA FINANCIAL CENTER
                           3343 PEACHTREE ROAD, N.E.
                                   SUITE 450
                               ATLANTA, GA 30326

                             ---------------------

                                PROXY STATEMENT
                     JOINT SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 29, 2002

                             ---------------------

     The Board of Trustees of Enterprise Accumulation Trust ("EAT" or, the "Trust") solicits your proxy for use at the joint special meeting (the "Meeting") of shareholders to be held at the Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326 on March 29, 2002, at 3 p.m., Eastern time, or any adjournment or adjournments thereof. This Meeting will constitute a joint special meeting of each portfolio (each, a "Portfolio" and collectively, the "Portfolios") of the Trust. This proxy statement is being furnished to shareholders of each Portfolio on or about January 14, 2002 for their use in obtaining voting instructions from contractholders on the proposals to be considered at the Meeting. The purpose of the Meeting is to vote on certain proposals (each a "Proposal" and collectively, the "Proposals") relating to the Portfolios' fundamental investment restrictions.

     The Trust is a registered open end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Massachusetts business trust. The Trust's Board of Trustees is referred to as the "Board," and the Trustees are "Board Members" or "Trustees." Each Portfolio's shares of beneficial interest are referred to as "Shares." Shares of the Portfolios are not offered directly to the public. Instead, Shares are presently issued to MONY Life Insurance Company ("MONY") and its affiliate, MONY Life Insurance Company of America ("MONY America") (each, a "Company" and collectively, the "Companies") for allocation to separate accounts established by MONY and MONY America (each, an "Account" and collectively, the "Accounts") to provide benefits to contractholders ("Contractholders") of variable annuity and/or variable life insurance contracts ("Contracts") issued by the Companies. All Shares of the Portfolios are owned by the Accounts of the Companies.

     Investment advisory services are provided to each Portfolio, under an advisory agreement (the "Adviser's Agreement") with Enterprise Capital Management Inc. ("ECM" or, the "Investment Adviser"), Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 405, Atlanta, GA 30326-1022. The Adviser's Agreement authorizes the Investment Adviser to enter into sub-advisory agreements with various investment advisers as portfolio managers (the "Portfolio Managers") for the Portfolios. The Portfolio Managers are responsible for the day-to-day management of each of their respective Portfolios. The name and address of each Portfolio Manager and the Portfolio(s) to which it serves as adviser is listed in Exhibit A.

                               VOTING INFORMATION

     Contractholders may provide voting instructions by returning the completed voting instruction card in the enclosed postage paid envelope, by telephone, with a toll-free call to the number on the voting instruction card, or through the Internet at the website on the voting instruction card. Contractholders are encouraged to provide voting instructions by Internet or telephone, using the "control" number that appears on the enclosed voting instruction card. Subsequent to inputting this number, Contractholders will be prompted to provide their voting instructions for the Proposals. Contractholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. If Contractholders provide voting instructions via the Internet, in addition to confirming their voting instructions prior to submission, they will have the option to receive an e-mail confirming their voting instructions. These procedures, and certain other procedures that may be used, are designed to authenticate Contractholders' identities, to allow them to authorize their voting instructions and to confirm that their instructions have been properly recorded.

     If the Contractholder wishes to participate in the Meeting, but does not wish to give his or her voting instructions by any of the methods outlined above, the Contractholders may attend the Meeting in person.

     Contractholders may revoke any voting instruction by giving another voting instruction or by letter or telegram revoking the initial instruction. In addition, you can revoke a prior voting instruction by simply offering new instructions using the original voting instructions card, by toll-free telephone call to the number on the voting instruction card, or through the Internet at the website on the voting instruction card. To be effective, the revocation must be received by the Portfolio prior to the Meeting and must indicate the Contractholder's name and account number. In addition, if the Contractholder attends the Meeting in person he or she may provide voting instructions at the Meeting, thereby canceling any voting instructions previously given.

     Each Company, as the holder of record of Shares of each Portfolio, is required to "pass through" to its Contractholders the right to vote Shares of such Portfolio. The Trust expects that each Company will vote 100% of the Shares of each Portfolio held by its respective Accounts. The Companies will vote Shares of the Portfolios for which no instructions have been received in the same proportion as they vote Shares for which they have received instructions. Abstentions will have the effect of a negative vote on the Proposals. Unmarked voting instructions from Contractholders will be voted in favor of the Proposals. Each Portfolio may adjourn the Meeting to the extent permitted by law, if necessary to permit the Companies to obtain additional voting instructions from Contractholders.

     The close of business on December 30, 2001 has been fixed as the record date (the "Record Date") for determining the number of Shares outstanding and the Contractholders entitled to give voting instructions to the Companies. Information as to the number of outstanding Shares for each Portfolio as of the Record Date is set forth below:

                                                                                APPROXIMATE
                                                    APPROXIMATE   SHARES HELD   PERCENTAGE
                           TOTAL      SHARES HELD   PERCENTAGE      BY [ ]      HELD BY [ ]
                         NUMBER OF      BY [ ]      HELD BY [ ]   ACCOUNT OF    ACCOUNT OF
                          SHARES      ACCOUNT OF    ACCOUNT OF       MONY          MONY
PORTFOLIOS              OUTSTANDING      MONY          MONY         AMERICA       AMERICA
----------              -----------   -----------   -----------   -----------   -----------
Multi-Cap Growth
  Portfolio...........
Small Company Growth
  Portfolio...........
Small Company Value
  Portfolio...........
Capital Appreciation
  Portfolio...........
Equity Portfolio......
Equity Income
  Portfolio...........
Growth Portfolio......
Growth and Income
  Portfolio...........
International Growth
  Portfolio...........
Balanced Portfolio....
Managed Portfolio.....
High-Yield Bond
  Portfolio...........

     Approval of each Proposal requires the approval of a majority of the outstanding voting securities of a Portfolio. A majority vote of the outstanding voting securities under the 1940 Act means the vote of either (i) 67% or more of the voting securities present at a duly called meeting of shareholders, if more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Portfolio, which ever is less. THE BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU PROVIDE VOTING INSTRUCTIONS TO VOTE "FOR" PROPOSALS (a) THROUGH (h).

     Each Share of a Portfolio is entitled to one vote. Shareholders of each Portfolio vote separately, according to the instructions provided by Contractholders, on the Proposals. The failure to approve Proposals by any Portfolio will not affect approval by another Portfolio.

     To the knowledge of management, the executive officers and Trustees of EAT, as a group, owned less than 1% of the outstanding Shares of each Portfolio as of

December 30, 2001. Exhibit B sets forth a listing of persons who, as of the Record Date, were known to EAT to have allocated contributions under Contracts beneficially owned by such persons such that, upon the pass through of voting rights by a Company, would have the right to give voting instructions with respect to more than 5% of the outstanding Shares of a Portfolio.

     COPIES OF EACH PORTFOLIO'S MOST RECENT ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO CONTRACTHOLDERS. CONTRACTHOLDERS OF ANY PORTFOLIO MAY OBTAIN, WITHOUT CHARGE, ADDITIONAL COPIES OF THE PORTFOLIO'S ANNUAL REPORT BY WRITING THE MONY GROUP, INC. MAIL DROP 9-34 1740 BROADWAY, NEW YORK, NEW YORK 10019 OR BY CALLING 1-800-487-6669(TOLL FREE).

PROPOSALS TO APPROVE CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES

THE FOLLOWING PROPOSALS APPLY TO ALL OF THE PORTFOLIOS

  BACKGROUND

     The Board has approved, and recommends that shareholders of the Portfolios approve, the amendment of certain fundamental investment restrictions and policies of the Portfolios.

     Each Portfolio has adopted fundamental investment restrictions and policies regarding the management of the Portfolio's investments. The designation of these restrictions and policies as "fundamental" means that they cannot be changed without shareholder approval. You are being asked to approve changes to your Portfolio's fundamental investment restrictions and policies in order to provide the Investment Adviser and Portfolio Managers with additional flexibility to pursue the Portfolio's investment objective and eliminate investment restrictions that were imposed by state regulators that are no longer required or that were imposed years ago, but do not support the current strategy to pursue your Portfolio's investment objective.

     The Portfolios have similar, although not identical, fundamental investment restrictions. Some of the differences are due to the Portfolios' different investment objectives. Other differences are due to historical evolution. We would like to realign the Portfolios' limits by establishing uniform fundamental investment restrictions, while achieving the goals described above. Consistency among the Portfolios' fundamental investment restrictions should also facilitate the management of the Portfolios because the Investment Adviser is expected to be better able to monitor compliance of the Portfolios if they have uniform investment restrictions.

     The 1940 Act requires a mutual fund to disclose, in its registration statement, its policy with respect to each of the following:

     - diversification

     - issuing senior securities

     - borrowing money, including the purpose for which the proceeds will be used

     - underwriting securities of other issuers

     - concentrating investments in a particular industry or group of industries

     - purchasing or selling real estate or commodities

     - making loans

     In addition to the above items, a mutual fund is free to designate as "fundamental" investment policies concerning other investment practices. The Statement of Additional Information for the Portfolios currently sets out fundamental restrictions with respect to, among other things, the specific practices listed above. As discussed below, the Board recommends that some of those restrictions be amended.

  SPECIFIC RECOMMENDATIONS

     The Board has approved the adoption of a uniform set of fundamental investment restrictions. The Portfolios' current fundamental investment restrictions appear in the Portfolios' Statement of Additional Information. In addition to variations among Portfolios arising from their historical development, there are also, and will continue to be, differences resulting from a Portfolio's investment objective or its intention to concentrate its investments in a specific industry or group of industries. Exhibit C provides a list of your Portfolio's current fundamental investment restrictions and the proposed revisions to each restriction.

     The proposed uniform fundamental investment restrictions and policies are as follows (Portfolios not subject to a particular restriction are noted in parenthesis at the end of the restriction):

     The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of a Portfolio's outstanding voting securities. The term "majority of a Portfolio's outstanding voting securities" means the vote of the lesser of (i) 67% or more of the voting shares of the Portfolio represented at a meeting at which more than 50% of the outstanding voting shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of outstanding voting shares of the Portfolio.

     The Portfolios may not:

          (1) Purchase the securities of any issuer if, as a result, a Portfolio would fail to be a diversified company within the meaning of the Investment Company Act of 1940 (the "1940 Act"), and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Portfolio may be permitted to do so by exemptive order, Securities and Exchange Commission ("SEC") release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").

          (2) Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of a Portfolio to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

          (3) Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Portfolio may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

          (4) Buy or sell physical commodities or contracts involving physical commodities. In accordance with each Portfolio's investment strategies as reflected in its prospectus and statement of additional information, a Portfolio may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and
     (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Portfolio may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Portfolio's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

          (5) Purchase any security if, as a result, 25% or more of a Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive pur-poses, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          (6) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     The Portfolios may make loans, including loans of assets of the Portfolios, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with a Portfolio's investment objective.

     For purposes of Investment Restriction 1, a Portfolio will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, with respect to 75% of the Portfolio's total assets, (i) more than 5% of the Portfolio's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Portfolio would own more than 10% of the outstanding voting securities of any single issuer.

     For purposes of Investment Restriction 5, the Portfolios rely on the "Bloomberg Economic Sectors" industry classifications published by Bloomberg LP in determining industry classification. The Portfolios' reliance on this classification system is not a fundamental policy of the Portfolios and, therefore, can be changed without shareholder approval.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Portfolios' assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if a Portfolio's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Portfolio will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

                                 PROPOSAL (A):

                           PORTFOLIO DIVERSIFICATION

     All of the Portfolios are operated so as to meet the requirements for diversification, as that term is defined under the 1940 Act. In general, this means that, with respect to 75% of the value of the Portfolio's total assets, the Portfolios invests in cash, cash items, obligations of the U.S. Government, its agencies or instrumentalities, securities of other investment companies and other securities. The "other securities" are subject to the additional requirement that not more than 5% of total assets will be invested in the securities of a single issuer and that the Portfolio will not hold more than 10% of an issuer's outstanding voting securities.

     The proposed amendment would restrict a Portfolio that is operated as a diversified investment company from purchasing the securities of any issuer if, as a result, the Portfolio would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions, except to the extent that the Portfolio may be permitted to do so by exemptive order or similar relief. The restriction is accompanied by a note that explains what the 1940 Act currently requires for the Portfolio to be "diversified." The Portfolio would, however, be free to amend that note if applicable laws are amended or the Portfolio receives an exemption from the requirements imposed by applicable law.

     Recommendation: To provide flexibility as laws change or relief is obtained from the SEC or its staff (the "Staff"), while also requiring the Portfolio to comply with the currently applicable definition of a "diversified" investment company, the Board recommends that shareholders of the Portfolios adopt the following as a fundamental investment restriction:

     The Portfolios may not:

          Purchase the securities of any issuer if, as a result, a Portfolio would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Portfolio may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions").

     The following note accompanies this investment restriction:

          For purposes of Investment Restriction 1, the Portfolio will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Portfolio's total assets, (i) more than 5% of the Portfolio's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Portfolio would own more than 10% of the outstanding voting securities of any single issuer.

                                 PROPOSAL (B):

                           ISSUING SENIOR SECURITIES,
                       BORROWING MONEY OR PLEDGING ASSETS

     All of the Portfolios are permitted to borrow money and pledge assets to secure such borrowings. The proposed amendment would allow each Portfolio to borrow money and pledge its assets to secure such borrowings to the extent permitted by the

1940 Act Laws, Interpretations and Exemptions. The restriction is accompanied by a note stating that if asset coverage for a borrowing falls below 300%, the Portfolio will take prompt action to reduce its borrowings. This note is to reflect the current requirement that the Portfolio limit borrowing to one-third of its total assets. However, a Portfolio would be free to amend its borrowing limitations if applicable law changes or the Portfolio receives an exemption from the requirements imposed by applicable law. No Portfolio has pending or currently proposes to file a request for exemptive relief to permit it to borrow with an asset coverage ratio of less than 300%. Moreover, there can be no assurance that the SEC Staff would grant exemptive or similar relief if requested.

     Keep in mind that borrowing money and pledging assets are not integral parts of the Portfolio's investment program. Under the proposed investment restriction, each Portfolio could borrow money for temporary, extraordinary or emergency purposes or for the clearance of transactions and to take advantage of investment opportunities. The proposed investment restriction could, if adopted, provide each Portfolio with flexibility if the Portfolio receives an exemption from the requirements imposed by applicable law.

     Risks: If a Portfolio borrows money to invest in securities and the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed), the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." In order to reduce the risk presented by leverage, each of the Portfolios intends to refrain from purchasing portfolio securities when borrowings exceed 5% of the value of its total assets. This policy may be changed by the Board.

     If the Portfolio's asset coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     Recommendation: To provide flexibility as laws change or relief may be obtained from the SEC or its Staff, while also requiring the Portfolios to comply with currently applicable restrictions on issuing senior securities, borrowing money and pledging assets, the Board recommends that shareholders adopt the following as a fundamental investment restriction:

     The Portfolios may not:

          Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of a Portfolio to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

     The following note accompanies this investment restriction:

          [I]f the Portfolio's asset coverage for borrowings permitted by Investment Restriction 2, above, falls below 300%, the Portfolio will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

                                 PROPOSAL (C):

                         BUYING AND SELLING REAL ESTATE

     None of the Portfolios is permitted to buy or sell real estate. The Portfolios, however, are permitted to invest in the securities of companies that invest in real estate to varying degrees or to invest in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate.

     The proposed investment restriction confirms that each Portfolio may not buy or sell real estate. The restriction also clarifies that each Portfolio may make investments in securities that are real estate-related, as described in the restriction. In addition, the amended investment restriction allows a Portfolio that holds real estate due to the enforcement of rights under an agreement or a security interest (not through a purchase of the real estate) to hold the real estate until it can be sold in an orderly manner.

     Risks: The performance of real estate-related securities depends upon the strength of the real estate market and property management. Thus, investment performance can be affected by national and regional economic conditions, as well as other factors. These factors can have a more pronounced impact on performance than investments in other securities.

     Recommendation: To clarify the Portfolios' investment restriction with respect to investments in real estate-related securities, the Board recommends that shareholders adopt the following as a fundamental investment restriction:

     The Portfolios may not:

          Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that a Portfolio may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

                                 PROPOSAL (D):

                               BUYING AND SELLING
                      COMMODITIES AND COMMODITY CONTRACTS

     None of the Portfolios are permitted to buy or sell physical commodities or physical commodity contracts. Many of the Portfolios are permitted to invest in financial futures contracts, options on financial futures contracts and forward currency exchange contracts, which are not viewed as commodity contracts for purposes of the fundamental restriction.

     The proposed investment restriction confirms that each Portfolio may not buy or sell physical commodities or physical commodity contracts. The restriction also clarifies that a Portfolio's investment in financial futures contracts, options on financial futures contracts and forward currency exchange contracts is not subject to the restriction applicable to commodity contracts. If your Portfolio intends to utilize financial futures contracts and options on financial futures contracts, a description of these instruments will appear in the Portfolio's Prospectus or Statement of Additional Information.

     Risks: Financial futures contracts, options on financial futures contracts and forward currency exchange contracts may be used by a Portfolio as a hedging device, to gain access to a particular group of securities, market segment or market, or, in some circumstances, for speculation. Due to imperfect correlation between the price of futures contracts and movements in a currency or a group of currencies, the price of a futures contract may move more or less than the price of the currency or currencies being hedged. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risk. In the case of futures contracts on securities indices or a security, the correlation between the price of the futures contract and the movement of the index or security may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by the Portfolio Manager may still not result in a successful hedging transaction.

     In addition, a Portfolio's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. There is no assurance that a liquid market on an exchange will exist for any particular futures contract or option on a particular futures contract. If no liquid market exists for a particular futures contract or option on a futures contract in which a Portfolio invests, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Portfolio would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option.

     Successful use of futures contracts, options on futures contracts and forward currency exchange contracts by a Portfolio is subject to the ability of a Portfolio

Manager to predict correctly movements in the direction of interest and foreign currency rates and the market generally. If the Portfolio Manager's expectations are not met, the Portfolio would be in a worse position than if the strategy had not been pursued.

     Recommendation: The Board recommends that shareholders adopt the following as a fundamental investment restriction:

     The Portfolios may not:

          Buy or sell physical commodities or contracts involving physical commodities. In accordance with each Portfolio's investment strategies as reflected in its prospectus and statement of additional information, a Portfolio may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and
     (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Portfolio may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Portfolio's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

                                 PROPOSAL (E):

                            PORTFOLIO CONCENTRATION

     All of the Portfolios invest their portfolios to avoid "concentration" in a particular industry or group of industries. The 1940 Act requires that a mutual fund recite its policy regarding concentration. If a Portfolio has a policy not to concentrate, this means that, except for temporary defensive purposes, no more than 25% of the Portfolio's total assets will be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     The proposed amendment is not intended to change any Portfolio's policy regarding concentration, but to provide uniformity in disclosure of the policy among those Portfolios having a policy not to concentrate their investments.

     Risks: Although the Portfolios subject to this restriction do not concentrate their investment in a particular industry or group of industries, they may, for temporary defensive purposes, do so. If this occurs, a Portfolio would, on a temporary basis, be subject to risks that may be unique or pronounced relating to a particular industry or group of industries. These risks could include greater sensitivity to inflationary pressures or supply and demand for a particular product or service.

     Recommendation: The Board recommends that shareholders of each applicable Portfolio adopt the following as a fundamental investment restriction:

     The Portfolios may not:

          Purchase any security if as a result 25% or more of a Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     The following note accompanies this investment restriction:

          For purposes of Investment Restriction 5, the Portfolios rely on the "Bloomberg Economic Sectors" industry classifications published by Bloomberg LP in determining industry classification. The Portfolio's reliance on this classification system is not a fundamental policy of the Portfolios and, therefore, can be changed without shareholder approval.

                                 PROPOSAL (F):

                            ENGAGING IN UNDERWRITING

     None of the Portfolios may act as an "underwriter" of securities, except to the extent that a Portfolio or the Trust may be deemed to be an underwriter under federal securities laws when it disposes of certain securities held in its investment portfolio.

     The proposed amendment is not intended to change any Portfolio's policy regarding underwriting activity, but to provide uniformity in disclosure of the policy among the Portfolios.

     Recommendation: The Board recommends that shareholders adopt the following as a fundamental investment restriction:

     The Portfolios may not:

          Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

                                 PROPOSAL (G):

                                  MAKING LOANS

     The Portfolios are currently able to make loans in limited situations. The Portfolios may, for example, purchase certain debt securities or engage in repurchase agreement transactions, where a Portfolio purchases securities from a broker or bank with an agreement by the seller to repurchase the securities at an agreed upon price at an agreed upon time. Repurchase transactions allow a Portfolio to invest its cash to generate income, usually on a short-term basis, while maintaining liquidity to honor its redemption obligations. Generating portfolio income through investment in repurchase agreements is not an integral part of the Portfolio's investment program. A Portfolio would engage in these transactions primarily to keep its cash fully invested, but available to meet redemption requests.

     The Portfolios currently permit securities lending of up to 10% of the value of a Portfolio's total assets, and the Board has determined that it would be desirable to permit the Portfolios to engage in securities lending to a greater extent. Applicable law currently permits securities lending of up to 33 1/3% of the value of a Portfolio's total assets. In these transactions, a Portfolio transfers its ownership interest in a security with the right to receive income from the borrower and the right to have the security returned to the Portfolio on short notice, for example, to enable the Portfolio to vote the securities. Securities lending allows a Portfolio to generate income on portfolio securities to enhance the Portfolio's returns.

     In recognition of the fact that the Portfolios make or intend to make loans of assets, the revised investment policy is intended to eliminate current investment restrictions. The new disclosure more accurately describes the Portfolios' lending activities and plans to make loans of assets in the future. The new policy would continue to allow the Portfolios to enter into repurchase agreements and the purchasing of debt securities, including investments in government securities, corporate debt securities and certain bank obligations. The new investment policy would also allow each Portfolio to engage in securities lending without these activities being deemed prohibited loans.

     Risks: Where a Portfolio engages in securities lending, it assumes a risk that a borrower will fail to maintain the required amount of collateral. The Portfolio or its lending agent would be required to pursue the borrower for any excess replacement cost over the value of the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral if the borrower of the securities fails financially. To mitigate these risks, each Portfolio's Investment Adviser or Portfolio Manager makes loans of portfolio securities only to firms determined to be creditworthy.

     In repurchase agreement transactions, a seller of a security agrees to repurchase that security from a Portfolio at a mutually agreed-upon time and price. The repurchase price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Portfolio's money is invested in the transaction. If a seller fails to repurchase securities as required by its agreement with the Portfolio and the value of the collateral securing the repurchase agreement declines, the Portfolio may lose money. To address this risk, each Portfolio's Portfolio Manager enters into repurchase agreements only with firms determined to be creditworthy.

     Recommendation: The Board recommends that shareholders adopt the following as a fundamental investment policy:

          The Portfolios may make loans, including loans of assets of the Portfolios, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with a Portfolio's investment objective.

                                 PROPOSAL (H):

                         OTHER INVESTMENT RESTRICTIONS

     The Portfolios currently are subject to additional fundamental investment restrictions. Some of these investment restrictions were required to be designated as fundamental by state securities laws. These state securities laws have since been repealed or are otherwise no longer applicable to the Portfolios.

     To provide maximum flexibility in managing the Portfolios and uniformity in the restrictions applicable to the Portfolios, the Board proposes that all investment restrictions and policies of each Portfolio apart from its investment objective and other than those listed in Proposals (a) through (g), be designated as non-fundamental or deleted.

     The Board proposes that the following fundamental restrictions be deleted, as may be applicable:

     No Portfolio may:

          (1) Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. (The Multi-Cap Growth Portfolio is not subject to this restriction).

          (2) Invest in securities of any issuer if, to the knowledge of the Trust, any officer or trustee of the Trust or any officer or director of the Investment Advisor or the Portfolio Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding voting securities of such issuer. (The Multi-Cap Growth Portfolio and the Balanced Portfolio are not subject to this restriction).

          (3) Invest more than 5% of the value of its total assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

          (4) Invest for the purposes of exercising control or management of another company.

     Each investment restriction or policy that is designated as non-fundamental may be changed by the Board, without shareholder approval. Among the investment restrictions that would be designated as non-fundamental if Proposal (h) is approved is your Portfolio's limitation regarding investment in other mutual funds. Currently, each Portfolio is subject to a fundamental investment restriction that limits its investment in mutual funds to funds that are purchased as part of any merger, acquisition, reorganization or consolidation. If shareholders approve this restriction as non-fundamental, the Board will be able to more freely amend this policy so as to provide greater investment flexibility pursuant to any changes in the law or pursuant to relief by the SEC or its Staff.

     A second investment restriction that would be designated as non-fundamental if Proposal (h) is approved limits the Portfolios' ability to enter into short sales. Currently, the Portfolios are permitted to engage in short sales. However, under the present version of the fundamental restrictions, the Portfolios are limited as to the circumstances under which they may engage in such transactions. In a short sale, a Portfolio sells a security it doesn't own when the Portfolio Manager thinks that the value will decline. The Portfolio generally borrows the security to deliver to the buyer in a short sale. The Portfolio then must buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risks. The Portfolio must pay the lender interest on the security it borrows, and the Portfolio will lose money if the price of the security increases between the time of the short sale and the date when the Portfolio replaces the borrowed security.

     A third investment restriction that would be designated as non-fundamental if Proposal (h) is approved limits the Portfolios' investment in illiquid securities. Currently, the Portfolios may not invest more than 10% of their net assets in securities subject to legal or contractual restrictions on resale (illiquid securities). Illiquid securities are securities that a Portfolio may not be able to easily resell within seven days at current value. If a Portfolio buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value. If Proposal (h) is approved, each Portfolio would be limited to investing 15% of its net assets in illiquid securities.

     The final investment restriction that would be designated as non-fundamental if Proposal (h) is approved concerns each Portfolio's use of margin. None of the Portfolios may purchase securities on margin. The Portfolios may, however, obtain short term credit as necessary to clear purchases and sales of securities and make initial and maintenance margin deposits in connection with the use of options and futures contracts. There will be no material change to the substance of each

Portfolio's current investment restriction relating to the use of margin (other than it being reclassified as non-fundamental) if Proposal (h) is approved.

     The investment restrictions that will be designated non-fundamental are included in Exhibit C. There is no current intention to make any material changes to these restrictions, apart from the changes described above. If Proposal (h) is approved, all Portfolios will be subject to the following non-fundamental restrictions:

     The Portfolios may not:

          (1) Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and may make initial and maintenance margin deposits in connection with options and futures contracts options on futures as permitted by its investment program.

          (2) Make short sales of securities or maintain a short position, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

          (3) Purchase the securities of any other investment company except to the extent such purchases are permitted by the 1940 Act Laws, Interpretations and Exemptions.

          (4) Invest in securities which are subject to legal or contractual restrictions on resale or are otherwise not readily salable, if at the time of acquisition more than 15% of a Portfolio's net assets would be invested in such securities.

     The specific investment restrictions and policies affected by this Proposal are identified in Exhibit C. If shareholders of a Portfolio approve Proposal
(h), all of the Portfolio's investment restrictions and policies apart from its investment objective and other than those listed in Proposals (a) through (g), will be deleted or be designated as non-fundamental as described above. If shareholders of a Portfolio reject Proposal (h), all of the Portfolio's current fundamental investment restrictions, apart from those described in Proposals (a) through (g), will remain fundamental.

                             ADDITIONAL INFORMATION

     The solicitation of voting instructions, the cost of which will be borne by the Portfolios, will be made primarily by mail but also may include telephone or oral communications by regular employees of the Trust or the Investment Adviser, who will not receive any compensation therefor from the Portfolios or by
[            , a proxy solicitation firm retained by the Portfolios, who will be paid the approximate fees and expenses for soliciting services set forth below.] Voting instructions may be recorded pursuant to (i) electronically transmitted instructions or (ii) telephone instructions obtained through procedures reasonably designed to verify that the instructions have been authorized. Soliciting fees and expenses payable to
[               ] by a particular Portfolio are a function of the number of shareholders in that Portfolio.

                                                       ESTIMATED SOLICITATION
PORTFOLIO                                                FEES AND EXPENSES
---------                                              ----------------------
Balanced Portfolio..................................            $
Capital Appreciation Portfolio......................            $
Equity Portfolio....................................            $
Equity Income Portfolio.............................            $
Growth and Income Portfolio.........................            $
Growth Portfolio....................................            $
High-Yield Bond Portfolio...........................            $
International Growth Portfolio......................            $
Managed Portfolio...................................            $
Multi-Cap Growth Portfolio..........................            $
Small Company Growth Portfolio......................            $
Small Company Value Portfolio.......................            $

                             SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit a proposal to be considered at a Portfolio's next meeting of shareholders should send the proposal to EAT, Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Portfolio's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

     The Portfolios will not be required to hold annual meetings of shareholders if the election of Board Members is not required under the 1940 Act. It is the present intention of the Board not to hold annual meetings of shareholders unless such shareholder action is required.

                                 OTHER BUSINESS

     Management knows of no business to be presented at the Meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote according to their best judgment in the interest of the Portfolios.

                                          Catherine R. McClellan
                                          Secretary

January 14, 2002

     It is important that you execute and return ALL of your proxies promptly.

                      INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A...................................  Portfolio Managers
Exhibit B...................................  Five Percent Owner Report
Exhibit C...................................  Fundamental Restrictions

                                                                       EXHIBIT A

PORTFOLIO NAME                    NAME AND ADDRESS OF PORTFOLIO MANAGER
--------------                    -------------------------------------
Balanced Portfolio..............  Montag & Caldwell, Inc.
                                    3455 Peachtree Road, N.E.
                                    Suite 1200
                                    Atlanta, GA 30326-3248
Capital Appreciation
  Portfolio.....................  Marsico Capital Management, LLC
                                    1200 17th Street
                                    Suite 1300
                                    Denver, CO 80202
Equity Portfolio................  TCW Investment Management Company
                                    865 South Figueroa Street
                                    Suite 1800
                                    Los Angeles, CA 90017
Equity Income Portfolio.........  1740 Advisers, Inc.
                                    1740 Broadway
                                    New York, NY 10019
Global Socially Responsive
  Portfolio.....................  Rockefeller & Co., Inc.
                                    30 Rockefeller Plaza
                                    54th Floor
                                    New York, NY 10112
Growth and Income Portfolio.....  Retirement System Investors, Inc.
                                    317 Madison Avenue
                                    New York, NY 10017
Growth Portfolio................  Montag & Caldwell, Inc.
                                    3455 Peachtree Road, N.E.
                                    Suite 1200
                                    Atlanta, GA 30326-3248
High Yield Bond Portfolio.......  Caywood-Scholl Capital Management,
                                    Dresdner RCM Global Investors LLC
                                    4350 Executive Drive
                                    Suite 125
                                    San Diego, CA 92121
International Growth
  Portfolio.....................  Vontobel USA Inc.
                                    450 Park Avenue
                                    New York, NY 10022
Managed Portfolio...............  Wellington Management Company, LLC
                                    75 State Street
                                    Boston, Massachusetts 02109
                                    and
                                    Sanford Bernstein & Co., LLC
                                    1345 Avenue of the Americas
                                    New York, NY 10105

PORTFOLIO NAME                    NAME AND ADDRESS OF PORTFOLIO MANAGER
--------------                    -------------------------------------
Multi-Cap Growth Portfolio......  Fred Alger Management, Inc.
                                    78 Headquarters Plaza,
                                    West Tower, 4th Floor
                                    Morristown, NJ 07960
Small Company Growth
  Portfolio.....................  William D. Witter, Inc.
                                    One Citicorp Center
                                    153 East 53rd Street
                                    New York, NY 10022
Small Company Value Portfolio...  Gabelli Asset Management Company
                                    One Corporate Center
                                    Rye, NY 10580

                                                                       EXHIBIT B

                           FIVE PERCENT OWNER REPORT

     As of the Record Date, the following persons were known to EAT to have allocated Contributions under Contracts beneficially owned by such persons such that, upon the pass through of voting rights by a Company, they would have the right to give voting instructions with respect to more than 5% of the outstanding Shares of a Portfolio.

                                  NAME AND ADDRESS OF
PORTFOLIO NAME                     BENEFICIAL OWNER      SHARES    (PERCENT)
--------------                    -------------------   --------   ---------

                                                                       EXHIBIT C

                           AMENDMENTS TO FUNDAMENTAL
                      INVESTMENT RESTRICTIONS AND POLICIES

     The following chart compares the fundamental investment restrictions and policies as they currently exist to the proposed amended provisions with respect to the Balanced Portfolio, Capital Appreciation Portfolio, Equity Portfolio, Equity Income Portfolio, Global Socially Responsive Portfolio, Growth and Income Portfolio, Growth Portfolio, High Yield Bond Portfolio, International Growth Portfolio, Managed Portfolio, Multi-Cap Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio. For more information about these changes, please refer to Proposals (a) through (h) in the Proxy Statement.

       CURRENT RESTRICTIONS            PROPOSED RESTRICTIONS/POLICIES
       --------------------            ------------------------------
Except as otherwise set forth, no    The Portfolios may not:
  Portfolio may:
 1. As to 75% of the total assets    Purchase the securities of any
    of any Portfolio, invest more    issuer if, as a result, a
    than 5% of the value of its      Portfolio would fail to be a
    total assets in the securities   diversified company within the
    of any one issuer, or purchase   meaning of the Investment Company
    more than 10% of the voting      Act of 1940 (the "1940 Act"), and
    securities, or more than 10%     the rules and regulations
    of any class of security, of     promulgated thereunder, as each
    any issuer (for this purpose     may be amended from time to time
    all outstanding debt             except to the extent that the
    securities of an issuer are      Portfolio may be permitted to do
    considered as one class and      so by exemptive order, SEC
    all preferred stock of an        release, no-action letter or
    issuer are considered as one     similar relief or interpretations
    class).                          (collectively, the "1940 Act Laws,
                                     Interpretations and Exemptions").*
 2. Concentrate its investments in   Purchase any security if as a
    any particular industry, but     result 25% or more of a
    if deemed appropriate for        Portfolio's total assets would be
    attaining its investment         invested in the securities of
    objective, a Portfolio may       issuers having their principal
    invest up to 25% of its total    business activities in the same
    assets (valued at the time of    industry, except for temporary
    investment) in any one           defensive purposes, and except
    industry classification used     that this limitation does not
    by that Portfolio for            apply to securities issued or
    investment purposes.             guaranteed by the U.S. government,
                                     its agencies or
                                     instrumentalities.+
 3. Invest more than 5% of the       This restriction will be deleted.
    value of its total assets in
    securities of issuers having a
    record, together with
    predecessors, of less than

       CURRENT RESTRICTIONS            PROPOSED RESTRICTIONS/POLICIES
       --------------------            ------------------------------
    three years of continuous
    operation. (The Multi-Cap
    Growth Portfolio is not
    subject to this restriction).
 4. Make loans of money or           The Portfolios may make loans,
    securities, except (a) by the    including loans of assets of the
    purchase of debt obligations     Portfolios, repurchase agreements,
    in which the Portfolio may       trade claims, loan participations
    invest consistent with its       or similar investments, or as
    investment objectives and        permitted by the 1940 Act Laws,
    policies; (b) by investing in    Interpretations and Exemptions.
    repurchase agreements; or (c)    The acquisition of bonds,
    by lending its portfolio         debentures, other debt securities
    securities, not in excess of     or instruments, or participations
    10% of the value of a            or other interests therein and
    Portfolio's total assets, made   investments in government
    in accordance with guidelines    obligations, commercial paper,
    adopted by the Trust's Board     certificates of deposit, bankers'
    of Trustees, including           acceptances or instruments similar
    maintaining collateral from      to any of the foregoing will not
    the borrower equal to all        be considered the making of a
    times to the current market      loan, and is permitted if
    value of the securities          consistent with a Portfolio's
    loaned.                          investment objective.
 5. Borrow money in excess of 10%    Issue senior securities or borrow
    of the value of its total        money or pledge its assets, except
    assets. It may borrow only as    as permitted by the 1940 Act Laws,
    a temporary measure for          Interpretations and Exemptions.
    extraordinary or emergency       For purposes of this restriction,
    purposes and will make no        the purchase or sale of securities
    additional investments while     on a when-issued or delayed
    such borrowings exceed 5% of     delivery basis, reverse repurchase
    the total assets. Such           agreements, dollar rolls, short
    prohibition against borrowing    sales, derivative and hedging
    does not prohibit escrow or      transactions such as interest rate
    other collateral or margin       swap transactions, and collateral
    arrangements in connection       arrangements with respect thereto,
    with the hedging instruments     and transactions similar to any of
    which a Portfolio is permitted   the foregoing and collateral
    to use by any of its other       arrangements with respect thereto,
    fundamental policies.            and obligations of a Portfolio to
                                     Trustees pursuant to deferred
                                     compensation arrangements are not
                                     deemed to be a pledge of assets or
                                     the issuance of a senior
                                     security.**
 6. Invest more than 10% of its      This restriction will be
    net assets in illiquid           reclassified as non-fundamental
    securities (securities for       and will be revised to state as
    which market                     follows:

       CURRENT RESTRICTIONS            PROPOSED RESTRICTIONS/POLICIES
       --------------------            ------------------------------
    quotations are not readily       Invest in securities which are
    available) and repurchase        subject to legal or contractual
    agreements which have a          restrictions on resale or are
    maturity of longer than seven    otherwise not readily salable, if
    days.                            at the time of acquisition more
                                     than 15% of a Portfolio's net
                                     assets would be invested in such
                                     securities.
 7. Invest in securities of any      This restriction will be deleted.
    issuer if, to the knowledge of
    the Trust, any officer or
    trustee of the Trust or any
    officer or director of the
    Investment Advisor or the
    Portfolio Manager owns more
    than 1/2 of 1% of the
    outstanding securities of such
    issuer, and such officers,
    trustees and directors who own
    more than 1/2 of 1% own in the
    aggregate more than 5% of the
    outstanding voting securities
    of such issuer. (The Multi-Cap
    Growth Portfolio and the
    Balanced Portfolio are not
    subject to this restriction).
 8. Purchase or sell real estate;    Buy or sell real estate, except
    however, the Portfolios may      that investment in securities of
    purchase marketable securities   issuers that invest in real estate
    of issuers which engage in       and investments in mortgage-backed
    real estate operations or        securities, mortgage
    which invest in real estate or   participations or other
    interests therein, and           instruments supported or secured
    securities which are secured     by interests in real estate are
    by real estate or interests      not subject to this limitation,
    therein.                         and except that the Portfolio may
                                     exercise rights relating to such
                                     securities, including the right to
                                     enforce security interests and to
                                     hold real estate acquired by
                                     reason of such enforcement until
                                     that real estate can be liquidated
                                     in an orderly manner.
 9. Purchase securities on margin    This restriction will be
    (except for such short-term      reclassified as non-fundamental
    loans as are necessary for the   and will be revised to state as
    clearance of purchases of        follows:
    portfolio securities) or sell
    securities short except          Purchase securities on margin, but
    "against the box." (Collateral   it may obtain such short-term
    arrangements in                  credits as may be necessary for
                                     the clearance of purchases and
                                     sales of securities and

       CURRENT RESTRICTIONS            PROPOSED RESTRICTIONS/POLICIES
       --------------------            ------------------------------
    connection with transactions     may make initial and maintenance
    in options and futures are not   margin deposits in connection with
    deemed to be margin              options and futures contracts
    transactions.)                   options on futures as permitted by
                                     its investment program.
10. Purchase or sell physical        Buy or sell physical commodities
    commodities or physical          or contracts involving physical
    commodity futures contracts,     commodities. In accordance with
    or oil, gas or mineral           each Portfolio's investment
    exploration or developmental     strategies as reflected in its
    programs, except that a          prospectus and statement of
    Portfolio may invest in the      additional information a Portfolio
    securities of companies which    may purchase and sell (i)
    operate, invest in, or sponsor   derivative, hedging and similar
    such programs.                   instruments such as financial
                                     futures contracts and options
                                     thereon, and (ii) securities or
                                     instruments backed by, or the
                                     return from which is linked to,
                                     physical commodities or
                                     currencies, such as forward
                                     currency exchange contracts, and
                                     the Portfolio may exercise rights
                                     relating to such instruments,
                                     including the right to enforce
                                     security interests and to hold
                                     physical commodities and contracts
                                     involving physical commodities
                                     acquired as a result of the
                                     Portfolio's ownership of
                                     instruments supported or secured
                                     thereby until they can be
                                     liquidated in an orderly manner.
11. Engage in the underwriting of    Act as underwriter except to the
    securities except insofar as     extent that, in connection with
    the Trust may be deemed an       the disposition of portfolio
    underwriter under the            securities, it may be deemed to be
    Securities Act of 1933 in        an underwriter under certain
    disposing of a Trust security.   federal securities laws.
12. Invest for the purposes of       This restriction will be deleted.
    exercising control or
    management of another company.
13. Issue senior securities as       See the new restriction
    defined in the Investment        corresponding to original
    Company Act of 1940, as          fundamental restriction number 5.
    amended (the "1940 Act")
    except insofar as the Trust
    may be deemed to have issued a
    senior security by reason of:
    (a) entering into any
    repurchase

       CURRENT RESTRICTIONS            PROPOSED RESTRICTIONS/POLICIES
       --------------------            ------------------------------
    agreement; (b) borrowing money
    in accordance with
    restrictions described above;
    or (c) lending Trust
    securities.
14. Purchase securities of other     This restriction will be
    investment companies, except     reclassified as non-fundamental
    in connection with a merger,     and will be revised to state as
    consolidation, reorganization    follows:
    or acquisition of assets.
                                     Purchase the securities of any
                                     other investment company except to
                                     the extent such purchases are
                                     permitted by the 1940 Act Laws,
                                     Interpretations and Exemptions.
15. Invest more than 5% of the       This restriction will be deleted.
    value of its total assets in
    warrants not listed on either
    the New York or American Stock
    Exchange. However, the
    acquisition of warrants
    attached to other securities
    is not subject to this
    restriction.
16. Invest more than 10% of its      This restriction will be
    net assets in securities which   reclassified as non-fundamental
    are restricted as to             and will be revised to state as
    disposition under the federal    follows:
    securities laws or otherwise.
    This restriction shall not       Invest in securities which are
    apply to securities received     subject to legal or contractual
    as a result of a corporate       restrictions on resale or are
    reorganization or similar        otherwise not readily salable, if
    transaction affecting readily    at the time of acquisition more
    marketable securities already    than 15% of a Portfolio's net
    held by the respective           assets would be invested in such
    Portfolios; however, each        securities.
    Portfolio will attempt to
    dispose in an orderly fashion
    of any securities received
    under these circumstances to
    the extent that such
    securities, together with
    other unmarketable securities,
    exceed 10% of that Portfolio's
    net assets.

---------------

 * The following note accompanies this investment restriction (the Portfolio may amend this note if applicable law changes or the Portfolio receives an exemption from the requirements imposed by applicable law):

   For purposes of Investment Restriction 1, the Portfolio will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Portfolio's total assets, (i) more than 5% of the Portfolio's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Portfolio would own more than 10% of the outstanding voting securities of any single issuer.

 + The following note accompanies this investment restriction:

   For purposes of Investment Restriction 5, the Portfolios rely on the "Bloomberg Economic Sectors" industry classifications published by Bloomberg LP in determining industry classification. The Portfolio's reliance on this classification system is not a fundamental policy of the Portfolios and, therefore, can be changed without shareholder approval.

** The following note accompanies this investment restriction (the Portfolio may amend this note if applicable law changes or the Portfolio receives an exemption from the requirements imposed by applicable law):

   [I]f the Portfolio's asset coverage for borrowings permitted by Investment Restriction 2, above, falls below 300%, the Portfolio will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

ENTERPRISE ACCUMULATION TRUST
[NAME OF PORTFOLIO] [*PLEASE SEE ATTACHED EXPLANATORY NOTE.]
ATLANTA FINANCIAL CENTER
3343 PEACHTREE ROAD, N.E., SUITE 450
ATLANTA, GA 30326


TO PROVIDE VOTING INSTRUCTIONS BY TELEPHONE

1) Read the Proxy Statement and have the Voting Instruction Card below at hand.
2)       Call the toll free number on the Voting Instruction Card
3) Enter the control number set forth on the Voting Instruction Card and follow the simple instructions.

TO PROVIDE VOTING INSTRUCTIONS BY INTERNET

1) Read the Proxy Statement and have the Voting Instruction Card below at hand.
2)       Go to the Internet website on the Voting Instruction Card
3) Enter the control number set forth on the Voting Instruction Card and follow the simple instructions.

                               *EXPLANATORY NOTE

The Voting Instruction Card and the Proxy Card (the "Cards") are filed herewith in the forms in which they will be used except that separate Cards will be used for each Portfolio and the name of the applicable Portfolio will be inserted on each Card in the place where the bracketed phrase "Name of Portfolio" appears. The following is the list of Portfolio names that will be inserted on the
Cards:

Multi-Cap Growth Portfolio
Small Company Growth Portfolio
Small Company Value Portfolio
Capital Appreciation Portfolio
Equity Portfolio
Equity Income Portfolio
Growth Portfolio
Growth and Income Portfolio
International Growth Portfolio
Balanced Portfolio
Managed Portfolio
High-Yield Bond Portfolio

                          ENTERPRISE ACCUMULATION TRUST

                               [NAME OF PORTFOLIO]

                            ATLANTA FINANCIAL CENTER
                      3343 PEACHTREE ROAD, N.E., SUITE 450
                                ATLANTA, GA 30326

                Special Joint Meeting of Shareholders ("Meeting")
                         March 29, 2002, 3 p.m.

THESE VOTING INSTRUCTIONS ARE SOLICITED BY [MONY LIFE INSURANCE COMPANY] [MONY LIFE INSURANCE COMPANY OF AMERICA] IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF ENTERPRISE ACCUMULATION TRUST. A VOTING INSTRUCTION CARD IS PROVIDED FOR EACH PORTFOLIO IN WHICH YOUR CONTRACT VALUES WERE VESTED AS OF DECEMBER 30, 2001.

The undersigned hereby instructs [MONY Insurance Company] [MONY Insurance Company of America] to vote the shares of [NAME OF PORTFOLIO] attributable to his or her [variable annuity or variable insurance] contract at the Joint Special Meeting of Shareholders to be held at the offices of Enterprise Accumulation Trust, Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, GA 30326 at 3 p.m. Eastern time, on March 29, 2002, and any adjournments of the thereof.

THIS VOTING INSTRUCTION CARD, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACTHOLDER. IF NO DIRECTION IS MADE THE PROXY WILL BE VOTED "FOR" ALL PROPOSALS. PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

IF PROVIDING VOTING INSTRUCTIONS BY MAIL, PLEASE MARK, SIGN AND DATE THIS CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTING INSTRUCTIONS MUST BE RECEIVED BY MARCH 28, 2002 TO BE VOTED AT THE MEETING.

---------------------------------------
   Control Number:_____________________
---------------------------------------
(For use in providing voting instructions by telephone or via the Internet.)



                                              KEEP THIS PORTION FOR YOUR RECORDS

--------------------------------------------------------------------------------

                                             DETACH AND RETURN THIS PORTION ONLY

                 THIS CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------




                          ENTERPRISE ACCUMULATION TRUST

                               [NAME OF PORTFOLIO]


TO OFFER VOTING INSTRUCTIONS, MARK THE BLOCKS BELOW IN BLUE OR BLACK INK

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSALS.

PROPOSALS:

                                                                        FOR             AGAINST          ABSTAIN

1. To approve changes to the Portfolio's fundamental investment restrictions or policies, relating to the following:

         (a)      portfolio diversification

         (b) issuing senior securities, borrowing money or pledging assets

         (c)      buying and selling real estate

         (d) buying and selling commodities and commodity contracts

         (e)      portfolio concentration

         (f)      engage in underwriting

         (g)      making loans

         (h) certain other investment restrictions as described in the attached Proxy Statement

2. To transact such other business that may properly come before the Meeting.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Voting Instruction Card.

--------------------------------------------         -------------
                                                     Date

--------------------------------------------         -------------
Signature [PLEASE SIGN WITHIN BOX]                   Date


--------------------------------------------
Title, if applicable


--------------------------------------------         -------------
Signature (Joint Owners)                             Date

-------------------------------------------------------------------------------


                                       3